UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 23, 2012

Date of Report (Date of earliest event reported)

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-32877	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of principal executive offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2012, the Board of Directors of Galectin Therapeutics Inc. (the “Company”) approved a $10,000 bonus to Thomas A. McGauley, the Company’s Chief Financial Officer, to be paid on October 1, 2012, in the discretion of our Chief Executive Officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

On May 23, 2012, the Company’s Board of Directors amended and restated our bylaws. The purpose of the amendments is to have our bylaws, which were originally adopted at the Company’s 2001 inception, reflect current governance standards including, among other things, provisions for conduct of stockholder meetings, stockholder nominations for director, stockholder proposals, voting and proxies, and committees of the Board of Directors. The effective date of the amendments to the Amended and Restated Bylaws is May 23, 2012.

The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to a complete copy of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 24, 2012, the stockholders (i) elected the persons listed below to serve as directors for a term of one year expiring at the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and (ii) ratified the appointment of McGladrey & Pullen, LLP, as our independent registered public accounting firm to audit the financial statements for the Company’s 2012 fiscal year.

Set forth below are the voting results for these proposals:

Proposal 1:	To elect nine directors for a one-year term expiring at the 2013 Annual Meeting of Stockholders:

	For	Withheld	Broker Non-Votes
Gilbert F. Amelio, Ph.D.	5,991,784	87,521	7,872,285
John Mauldin	5,998,171	81,134	7,872,285
Jerald K. Rome	6,005,884	73,421	7,872,285
Kevin D. Freeman	5,994,898	84,407	7,872,285
Steven Prelack	5,997,397	81,908	7,872,285
Marc Rubin, M.D.	6,010,399	68,906	7,872,285
Rod D. Martin	5,848,071	231,234	7,872,285
H. Paul Pressler	5,986,749	92,556	7,872,285
Peter G. Traber, M.D.	6,021,871	57,434	7,872,285

Proposal 2: To ratify the appointment of McGladrey & Pullen LLP as the independent registered public accounting firm to audit the financial statements for the 2012 fiscal year:

For	Against	Abstain
13,852,376	80,850	18,364

Item 8.01. Other Events.

On May 29, 2012, we filed with the Nevada Secretary of State the Restated Articles of Incorporation of Galectin Therapeutics Inc., as adopted by our Board of Directors on May 23, 2012. The Restated Articles of Incorporation, a copy of which is filed as Exhibit 3.2 to this report and is incorporated herein by reference, restates but does not alter or amend the Company’s Articles of Incorporation, as amended from time to time prior to the restatement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1 Amended and Restated Bylaws of Galectin Therapeutics Inc., as adopted on May 23, 2012.

3.2 Restated Articles of Incorporation of Galectin Therapeutics Inc., as filed with the Nevada Secretary of State on May 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALECTIN THERAPEUTICS INC.

By:	/s/ Thomas A. McGauley
Thomas A. McGauley
Chief Financial Officer

Date: May 30, 2012

EXHIBIT INDEX

Exhibit No.:

3.1 Amended and Restated Bylaws of Galectin Therapeutics Inc., as adopted on May 23, 2012

3.2 Restated Articles of Incorporation of Galectin Therapeutics Inc., as filed with the Nevada Secretary of State on May 29, 2012